EXHIBIT 10.40
FIRST NATIONAL BANK OF OMAHA
CONFIRMATION

To:	Red Trail Energy, LLC
P.O. Box 11
Richardton, ND 58652

Attn:	Mark Klimpel/DeEll Hoff
Fax:	701-974-3309

From:	First National Bank of Omaha
Date:	11th December, 2007
Our Ref:	22173
The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between First National Bank of Omaha and Red Trail Energy, LLC (the “Counterparty”) on the Trade Date specified below (the “Swap Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Master Agreement specified below.
I. The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.
This Confirmation supplements, forms a part of, and is subject to, a certain ISDA Master Agreement (the “Master Agreement”) which has been, or will be executed between Counterparty and First National Bank of Omaha. All provisions contained or incorporated by reference in such Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Master Agreement, this Confirmation will govern.
This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision on the Master Agreement.
2. This Confirmation constitutes a Swap Transaction under the Master Agreement and the terms of the Swap Transaction to which this Confirmation relates are as follows:

Red Trail Energy, LLC
Our ref: 22173

Notional Amount:	For each Calculation Period, the amount listed under the heading “Notional Amount (USD)” in Schedule A, attached.

Trade Date:	11th December, 2007

Effective Date:	13th December, 2007

Termination Date:	16th April, 2012

Fixed Amounts:
Fixed Rate Payer:	Red Trail Energy, LLC

Fixed Rate Payer Payment Dates:	Commencing the 16th day of January, 2008 and quarterly thereafter on the 16th calendar day of April, July, October, and January up to and including the Temination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 16th calendar day of April, July, October, and January commencing January, 2008 and ending on the Termination Date. No Adjustment.

Fixed Rate:	7.69500%

Fixed Rate Day Count Fraction:	Act/360

Floating Amounts:
Floating Rate Payer:	First National Bank of Omaha

Floating Rate Payer Payment Dates:	Commencing the 16th day of January, 2008 and quarterly thereafter on the 16th calendar day of April, July, October, and January up to and including the Temination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 16th calendar day of April, July, October, and January commencing January, 2008 and ending on the Termination Date. No Adjustment.

Floating Rate for Initial Calculation Period:	8.51125% inclusive of Spread

Floating Rate Option:	USD-LIBOR-BBA

Red Trail Energy, LLC
Our ref: 22173

Designated Maturity:	3 months

Spread:	3,40000%

Floating Rate Day: Count Fraction:	Act/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Calculation Agent:	First National Bank of Omaha

Business Days:	New York, London

Other Terms and Conditions:	None

Payment Method:	ACCT#110193357
Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation and returning it to us.

Regards,
First National Bank of Omaha

By:

Name:

Accepted and confirmed as of the Trade Date

Red Trail Energy, LLC

/s/ Mark E. Klimpel, CFO 12-12-07
Name: Mark E. Klimpel

/s/ Mike Appert, Chairman 12-12-07
Name: Mike Appert

Red Trail Energy, LLC
Our ref: 22173

Designated Maturity:	3 months

Spread:	3.40000%

Floating Rate Day: Count Fraction:	Act/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Calculation Agent:	First National Bank of Omaha

Business Days:	New York, London

Other Terms and Conditions:	None

Payment Method:	ACCT#I10193357
Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation and returning it to us.

Regards,
First National Bank of Omaha

By:	/s/ MARK A. POTTS

Name:	MARK A. POTTS

Accepted and confirmed as of the Trade Date

Red Trail Energy, LLC

Name:

Name:

Red Trail Energy, LLC
Our ref: 22173
Schedule A

Period Start	Period End	Notional Amount (USD)	Notional Amortization
13-Dec-07	16-Jan-08	10,000,000.00	285,183.83
16-Jan-08	16-Apr-08	9,714,816.17	182,995.86
16-Apr-08	16-Jul-08	9,531,820.31	186,511.41
16-Jul-08	16-Oct-08	9,345,308.90	188,121.60
16-Oct-08	16-Jan-09	9,157,187.30	191,775.34
l6-Jan-09	16-Apr-09	8,965,411.96	199,285.44
16-Apr-09	16-Jul-09	8,766,126.52	201,221.24
16-Jul-09	16-Oct-09	8,564,905.28	203,278.78
16-Oct-09	16-Jan-10	8,361,626.50	207,226.90
16-Jan-10	16-Apr-10	8,154,399.60	214,694.68
16-Apr-10	16-Jul-10	7,939,704.92	2! 7,097.72
16-Jul-10	16-Oct-10	7,722,607.20	219,638.08
16-Oct-10	16-Jan-11	7,502,969.12	223,903.94
16-Jan- 11	16-Apr- 11	7,279,065.18	231,326.03
16-Apr-11	16-Jul-11	7,047,739.15	234,233.37
16-Jul-11	16-Oct-11	6,813,505.78	237,294.85
16-Oct-l1	16-Jan-12	6,576,210.93	241,903.64
16-Jan-12	16-Apr-12	6,334,307.29	6,334,307.29